Taxes on Income - Deferred Taxes Included in Balance Sheets (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Significant Components Of Deferred Tax Assets And Liabilities [Line Items]
Current deferred income taxes	$ 7,862	$ 6,580
Non-current deferred income taxes	13,634	8,999
Total	21,496	15,579
Non-current deferred income taxes	2,236	1,759
Total - Net	$ 19,260	$ 13,820